UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 7, 2010

Augme Technologies, Inc.
(Exact name of registrant as specified in Charter)

Delaware	333-57818	20-0122076
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

43 West 24th Street, Suite 11B
New York, NY 10010
(Address of Principal Executive Offices)

(800) 825-8135
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On September 7, 2010 Augme Technologies, Inc. held an annual meeting of its stockholders.  There were two proposals voted on at the meeting.  Following is the information relating to the votes cast for, against or withheld, as well as the number of broker non-votes as to each proposal:

Proposal Number 1:  Election of Five Directors

Name of Director Candidate	Votes For	Votes Against	Votes Withheld	Broker Non-Votes

Paul R. Arena	29,808,470	0	175,641	0
Shelly J. Meyers	24,888,404	3,466,667	233,645	0
Todd E. Wilson	29,827,970	0	156,141	0
John M. Devlin	28,354,121	0	234,595	0
Jim G. Crawford	29,808,470	0	175,641	0

Proposal Number 2:                                           Approval of the Augme Technologies, Inc. 2010 Incentive Stock Option Plan

Votes For	Votes Against	Votes Withheld	Broker Non-Votes

23,103,179	6,015,517	865,415	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Augme Technologies, Inc. (Registrant)

Date: September 10, 2010	By:	/s/ Paul R. Arena
Paul R. Arena Chief Executive Officer